Exhibit 99.1

FOR IMMEDIATE RELEASE
February 28, 2008

Novell Reports Financial Results for First Fiscal Quarter 2008

     •   Product revenue grew 9% year-over-year
     •   Achieved non-GAAP operating margin of 10%

WALTHAM, Mass. – February 28, 2008 – Novell, Inc. (NASDAQ:NOVL) today announced financial results for its first fiscal quarter ended January 31, 2008. For the quarter, Novell reported net revenue of $231 million. This compares to net revenue of $218 million for the first fiscal quarter 2007. Income from operations for the first fiscal quarter 2008 was $8 million, compared to a loss from operations of $21 million for the first fiscal quarter 2007. Income from continuing operations in the first fiscal quarter 2008 was $15 million, or $0.04 per share. This compares to a loss from continuing operations of $12 million, or $0.04 loss per share, for the first fiscal quarter 2007. Foreign currency exchange rates favorably impacted revenue and unfavorably impacted operating expenses by $7 million and did not materially impact income from operations year-over-year.

On a non-GAAP basis, income from operations for the first fiscal quarter 2008 was $24 million. This compares to non-GAAP loss from operations of $1 million in the year-ago quarter. Non-GAAP income from continuing operations for the first fiscal quarter 2008 was $29 million, or $0.08 per share. This compares to non-GAAP income from continuing operations of $3 million, or $0.01 per share, for the first fiscal quarter 2007.

For the first fiscal quarter 2008, Novell reported $30 million of revenue from Open Platform Solutions of which $28 million was from Linux* Platform Products, up 65% year-over-year. Revenue from Identity and Security Management was $32 million of which Identity and Access Management was $28 million, up 15% year-over-year. Revenue from Systems and Resource Management was $37 million, up 5% year-over-year. Workgroup revenue of $90 million was up 1% year-over-year.

“We are very pleased with our results this quarter. We delivered product revenue growth across all business units and continued expense control this quarter,” said Ron Hovsepian, President and CEO of Novell. “These results are indicative that our strategic initiatives are yielding tangible results and that we are on the right path to achieve long-term, sustainable profitability.”

Cash, cash equivalents and short-term investments were $1.8 billion at January 31, 2008, consistent with the year-ago quarter. Days sales outstanding in accounts receivable was 51 days at the end of the first fiscal quarter 2008, down from 57 days at the end of the year-ago quarter. Total deferred revenue was $723 million at the end of the first fiscal quarter 2008, down from $728 million at the end of the year-ago quarter. Cash flow from operations was a negative $26 million for the first fiscal quarter 2008 which includes $31 million in special interest and restructuring payments. This compares to cash flow from operations of $348 million in the first fiscal quarter 2007 which includes the $348 million payment from Microsoft and $8 million in special interest payments.

Full details on Novell's reported results, including a reconciliation of the non-GAAP results, are included in the financial schedules that are a part of this release.

Financial Outlook

As a result of our acquisition of PlateSpin and our first fiscal quarter 2008 performance, Novell® management issues the following financial guidance:

For the full fiscal year 2008:

  Net revenue is expected to be between $940 million and $970 million exceeding previously stated guidance of between $920 million and $945 million.
  Non-GAAP operating margin is expected to be between 7% and 9%, excluding all acquisition-related intangible asset amortization.

Conference Call Notification and Web Access Detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5:00 PM ET February 28, 2008, from Novell's Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Novell Web site approximately two hours after its conclusion and will remain on the Web site until March 14, 2008. The call will also be available for telephone playback through midnight ET, March 14, 2008. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 33480646.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Non-GAAP Financial Measures

We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income (loss) from operations, operating margin, income from continuing operations, net income, income per share from continuing operations and net income per share both of which are based on an adjusted number of diluted weighted average shares. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine bonuses. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are unusual, that are excluded from analysts' consensus estimates, and/or that arise outside of the ordinary course of business, such as, but not limited to, stock-based compensation expenses, restructuring expenses, asset impairments, litigation judgments and settlements, the write-off of acquired in-process research and development, and gains (losses) on the sale of business operations, long-term investments, and property, plant and equipment.

Legal Notice Regarding Forward-Looking Statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, future opportunities, the benefits and synergies of the company's brands, strategies and acquisitions, and the growth of the market for Linux Platform Products, Identity and Access Management, and Systems and Resource Management. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell's completion of announced acquisitions, Novell's ability to transform its business through the implementation of its strategic plan, Novell's ability to realize the benefits anticipated from the Microsoft transaction and other transactions, Novell's ability to realize the benefits anticipated from its restructuring plan, and the expected charges to be incurred and payments to be made under the restructuring plan, Novell's ability to achieve its expense targets, Novell's success in executing its Linux Platform Products, Identity and Access Management, and Systems and Resource Management strategies, Novell's ability to take a competitive position in the Linux Platform Products, Identity and Access Management, and Systems and Resource Management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand, Novell's ability to integrate acquired operations and employees, and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 21, 2007. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by the securities laws.

About Novell

Novell, Inc. (Nasdaq: NOVL) delivers infrastructure software for the Open Enterprise. Novell is a leader in desktop to data center operating systems based on Linux and the software required to secure and manage mixed IT environments. Novell helps customers around the world minimize cost, complexity and risk, allowing them to focus on innovation and growth. For more information, visit www.novell.com.

_________________

* Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                                          Page 5 of 11

                                   Novell, Inc.
                Consolidated Unaudited Condensed Statements of Operations
                     (In thousands, except per share data)

                                                              Fiscal Quarter Ended
                                                       ------------------------------------
                                                        Jan 31, 2008         Jan 31, 2007
                                                       ----------------     ---------------
Net revenue:
  Software licenses                                           $ 40,431            $ 38,553
  Maintenance and subscriptions                                149,183             134,671
  Services (1)                                                  41,312              45,162
                                                       ----------------     ---------------
Total net revenue                                              230,926             218,386
                                                       ----------------     ---------------

Cost of revenue:
  Software licenses                                              3,265               4,227
  Maintenance and subscriptions                                 11,640              11,655
  Services                                                      43,634              48,565
                                                       ----------------     ---------------
Total cost of revenue                                           58,539              64,447
                                                       ----------------     ---------------

Gross profit                                                   172,387             153,939
                                                       ----------------     ---------------

Operating expenses:
  Sales and marketing                                           86,605              90,101
  Product development                                           46,058              46,467
  General and administrative                                    26,876              24,883
  Other operating expenses (2)                                   4,367              13,104
                                                       ----------------     ---------------
Total operating expenses                                       163,906             174,555

Income (loss) from operations                                    8,481             (20,616)
  Operating margin %                                              3.7%               -9.4%

Other income, net                                               17,156              18,033
                                                       ----------------     ---------------

Income from continuing operations,
  before income taxes                                           25,637              (2,583)

Income tax expense                                              10,953               9,586
                                                       ----------------     ---------------

Income (loss) from continuing operations                        14,684             (12,169)

Income (loss) from discontinued operations,
  before income taxes                                            1,285             (10,690)
Income tax benefit on discontinued operations                     (836)             (2,914)
                                                       ----------------     ---------------
Income (loss) from discontinued operations                       2,121              (7,776)

Net income (loss)                                             $ 16,805           $ (19,945)
                                                       ================     ===============

Income (loss) per share:

  Continuing operations                                         $ 0.04             $ (0.04)

  Net income (loss)                                             $ 0.05             $ (0.06)

Weighted average shares                                        353,047             345,522

(1) Services includes professional services, technical support and training services.

(2) See Page 8 of 11 for a detail of other operating expenses.

Reclassifications, none of which affected net income (loss), were made to prior period amounts in order to conform to the current period's presentation.

                                                                                       Page 6 of 11

                                    Novell, Inc.
                  Consolidated Unaudited Condensed Balance Sheets
                                  (In thousands)

                                                          Jan 31, 2008                   Oct 31, 2007
                                                       --------------------           -------------------
Assets

Current assets:
    Cash and cash equivalents                                   $1,038,621                    $1,079,819
    Short-term investments                                         728,788                       777,818
    Restricted cash                                                 51,495                             -
    Receivables, net                                               133,606                       208,318
    Prepaid expenses                                                68,742                        53,316
    Other current assets                                            32,263                        35,065
                                                       --------------------           -------------------
Total current assets                                             2,053,515                     2,154,336

Property, plant and equipment, net                                 177,082                       180,537
Long-term investments                                               58,643                        37,304
Goodwill                                                           399,581                       404,612
Intangible assets, net                                              32,030                        33,572
Deferred income taxes                                               22,027                        14,518
Other assets                                                        28,660                        29,515
                                                       --------------------           -------------------

Total assets                                                    $2,771,538                    $2,854,394
                                                       ====================           ===================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                            $   34,247                    $   45,135
    Accrued compensation                                            71,066                       112,794
    Other accrued liabilities                                       94,624                       122,850
    Income taxes payable                                            49,633                        46,724
    Deferred revenue                                               463,605                       494,615
                                                       --------------------           -------------------
Total current liabilities                                          713,175                       822,118

Deferred income taxes                                                    -                           884
Long-term deferred revenue                                         259,537                       273,066
Senior convertible debentures                                      600,000                       600,000
                                                       --------------------           -------------------

Total liabilities                                                1,572,712                     1,696,068

Stockholders' equity                                             1,198,826                     1,158,326
                                                       --------------------           -------------------

Total liabilities and stockholders' equity                      $2,771,538                    $2,854,394
                                                       ====================           ===================

                                                                                                         Page 7 of 11

                                            Novell, Inc.
                      Consolidated Unaudited Condensed Statements of Cash Flows
                                          (In thousands)

                                                                               Fiscal Quarter Ended
                                                                       ------------------------------------
                                                                         Jan 31, 2008        Jan 31, 2007
                                                                       ----------------    ----------------

Cash flows from operating activities
  Net income (loss)                                                        $    16,805        $    (19,945)
  Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Stock-based compensation expense                                            10,767               6,499
    Depreciation and amortization                                                9,000              11,164
    Change in accounts receivable allowances                                      (363)                773
    Utilization of previously reserved acquired net operating losses             5,002               2,471
    Gain on long-term investments                                                    -              (1,738)
    Gain on sale of venture capital funds                                            -              (3,591)
    (Gain) loss on discontinued operations, before taxes                        (1,180)             10,848
    Changes in current assets and liabilities, excluding the effect
     of acquisitions and dispositions                                          (66,317)            341,047
                                                                       ----------------    ----------------

  Net cash (used in) provided by operating activities                          (26,286)            347,528
                                                                       ----------------    ----------------

Cash flows from financing activities
    Issuance of common stock, net                                                2,582               7,385
    Excess tax effects from stock-based compensation                             9,680               1,986
    Payment of cash dividends on Series B Preferred Stock                            -                  (5)
                                                                       ----------------    ----------------

  Net cash provided by financing activities                                     12,262               9,366
                                                                       ----------------    ----------------

Cash flows from investing activities
    Purchases of property, plant and equipment                                  (5,859)             (4,958)
    Short-term investment activity                                              34,518                 132
    Long-term investment activity                                                    -               1,738
    Cash restricted due to litigation                                          (51,495)                  -
    Cash divested as a result of Swiss-based consulting unit disposition        (3,417)                  -
    Proceeds from sale of venture capital funds                                      -               4,964
    Cash paid for acquisition of RedMojo, net of cash acquired                       -              (9,727)
    Other                                                                         (921)                648
                                                                       ----------------    ----------------

  Net cash used in investing activities                                        (27,174)             (7,203)
                                                                       ----------------    ----------------

Increase (decrease) in cash and cash equivalents                               (41,198)            349,691

Cash and cash equivalents - beginning of period                              1,079,819             675,787
                                                                       ----------------    ----------------

Cash and cash equivalents - end of period                                  $ 1,038,621         $ 1,025,478
                                                                       ================    ================

                                                                                                Page 8 of 11
                                            Novell, Inc.
                         Unaudited Non-GAAP Adjusted Income From Operations
                              (In thousands, except per share data)

                                                                Fiscal Quarter Ended
                                                         ----------------------------------
                                                          Jan 31, 2008       Jan 31, 2007
                                                         ---------------    ---------------

    GAAP income (loss) from operations                          $ 8,481          $ (20,616)
                                                         ---------------    ---------------

      Stock-based compensation expense adjustments:
        Cost of revenue                                           1,308              1,047
        Sales and marketing                                       3,417              1,860
        Product development                                       3,004              2,151
        General and administrative                                3,038              1,441
                                                         ---------------    ---------------
          Sub-total                                              10,767              6,499
                                                         ---------------    ---------------

      Other operating expenses (income) adjustments:
        Restructuring expenses                                    4,367              7,344
        Litigation-related income                                     -               (543)
        Stock-based compensation review expenses                      -              6,303
                                                         ---------------    ---------------
          Sub-total                                               4,367             13,104
                                                         ---------------    ---------------

      Total operating adjustments                                15,134             19,603

    Non-GAAP income (loss) from operations                     $ 23,615           $ (1,013)
                                                         ===============    ===============
    Operating margin %                                            10.2%              -0.5%

                                          Novell, Inc.
                            Unaudited Non-GAAP Adjusted Net Income
                             (In thousands, except per share data)

                                                                Fiscal Quarter Ended
                                                         ----------------------------------
                                                          Jan 31, 2008       Jan 31, 2007
                                                         ---------------    ---------------

    GAAP net income (loss)                                     $ 16,805          $ (19,945)
                                                         ---------------    ---------------

      Operating adjustments (detailed above)                     15,134             19,603
                                                         ---------------    ---------------

      Non-operating expenses (income) adjustments:
        Gain on sale of venture capital funds                         -             (3,591)
        Gain on long-term investments                                 -             (1,738)
                                                         ---------------    ---------------
          Sub-total                                                   -             (5,329)
                                                         ---------------    ---------------

      Total pre-tax adjustments                                  15,134             14,274

      Income tax adjustments                                       (537)             1,106

      Income (loss) from discontinued operations,
        net of taxes                                             (2,121)             7,776
                                                         ---------------    ---------------

      Total net adjustments                                      12,476             23,156

    Non-GAAP net income and non-GAAP income
        from continuing operations                             $ 29,281            $ 3,211
                                                         ===============    ===============

    GAAP net income (loss) per share                             $ 0.05            $ (0.06)
        Total adjustments detailed above                           0.03               0.07
                                                         ---------------    ---------------

    Non-GAAP net income per share and non-GAAP
        income from continuing operations per share              $ 0.08             $ 0.01
                                                         ===============    ===============

    GAAP weighted average shares                                353,047            345,522

        Assumed dilution from stock option exercises              3,022              4,228
                                                         ---------------    ---------------

    Non-GAAP weighted average shares                            356,069            349,750
                                                         ===============    ===============

    Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                          Page 9 of 11

                                                                  Novell, Inc.
                                               Consolidated Unaudited Condensed Segment Results
                                                   (in thousands, except per share data)

                                                                       Fiscal Quarter Ended January 31, 2008
                               ---------------------------------------------------------------------------------------------------------------

                                                    Identity           Systems
                             Open Platform        and Security       and Resource                             Common
                               Solutions     %     Management    %    Management    %     Workgroup    %    Unallocated     Total        %
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Net revenue:
  Software licenses              $     -       -    $ 12,618   26.8     $ 8,171   18.9    $ 19,642    18.9     $     -      $ 40,431   17.5
  Maintenance and subscriptions   30,046    81.6      19,710   41.9      28,866   66.6      70,561    68.0           -       149,183   64.6
  Services                         6,753    18.4      14,702   31.3       6,302   14.5      13,555    13.1           -        41,312   17.9
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Total net revenue                 36,799   100.0      47,030  100.0      43,339  100.0     103,758   100.0           -       230,926  100.0
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Cost of revenue:
  Software licenses                    -       -       1,360    2.9         908    2.1         969     0.9          28         3,265    1.4
  Maintenance and subscriptions    2,723     7.4       2,125    4.5       3,209    7.4       3,480     3.4         103        11,640    5.0
  Services                         8,769    23.8      16,207   34.5       4,503   10.4      12,978    12.5       1,177        43,634   18.9
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Total cost of revenue             11,492    31.2      19,692   41.9       8,620   19.9      17,427    16.8       1,308        58,539   25.3
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Gross profit                      25,307    68.8      27,338   58.1      34,719   80.1      86,331    83.2      (1,308)      172,387   74.7
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Operating expenses:
  Sales and marketing                  -       -           -      -           -      -           -       -      86,605        86,605   37.5
  Product development             14,280    38.8      11,681   24.8       8,281   19.1       8,812     8.5       3,004        46,058   19.9
  General and administrative           -       -           -      -           -      -           -       -      26,876        26,876   11.6
  Other operating expenses             -       -           -      -           -      -           -       -       4,367         4,367    1.9
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Total operating expenses          14,280    38.8      11,681   24.8       8,281   19.1       8,812     8.5     120,852       163,906   71.0
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Income (loss) from operations   $ 11,027    30.0    $ 15,657   33.3    $ 26,438   61.0    $ 77,519    74.7   $(122,160)      $ 8,481    3.7
                               ==========  ====== ===========  =====  ==========  =====  ==========  ====== ===========   ===========  =====

                                                                       Fiscal Quarter Ended October 31, 2007
                               ---------------------------------------------------------------------------------------------------------------

                                                    Identity            Systems
                             Open Platform        and Security        and Resource                             Common
                               Solutions     %     Management    %     Management    %     Workgroup    %    Unallocated     Total        %
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Net revenue:
  Software licenses              $     -       -    $ 14,896   27.2    $ 10,398   22.8    $ 25,743    23.0     $     -      $ 51,037   20.8
  Maintenance and subscriptions   26,272    80.2      20,191   36.9      28,744   63.0      71,901    64.3           -       147,108   60.1
  Services                         6,490    19.8      19,635   35.9       6,508   14.3      14,158    12.7           -        46,791   19.1
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Total net revenue                 32,762   100.0      54,722  100.0      45,650  100.0     111,802   100.0           -       244,936  100.0
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Cost of revenue:
  Software licenses                    -       -       2,781    5.1       1,271    2.8       1,653     1.5           -         5,705    2.3
  Maintenance and subscriptions    2,412     7.4       3,301    6.0       3,107    6.8       3,981     3.6          48        12,849    5.2
  Services                         7,607    23.2      18,917   34.6       4,381    9.6      14,119    12.6       1,136        46,160   18.8
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Total cost of revenue             10,019    30.6      24,999   45.7       8,759   19.2      19,753    17.7       1,184        64,714   26.4
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Gross profit                      22,743    69.4      29,723   54.3      36,891   80.8      92,049    82.3      (1,184)      180,222   73.6
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Operating expenses:
  Sales and marketing                  -       -           -      -           -      -           -       -      84,327        84,327   34.4
  Product development             13,927    42.5      15,134   27.7      10,576   23.2      12,902    11.5       2,595        55,134   22.5
  General and administrative           -       -           -      -           -      -           -       -      29,527        29,527   12.1
  Other operating expenses             -       -           -      -           -      -           -       -      24,525        24,525   10.0
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Total operating expenses          13,927    42.5      15,134   27.7      10,576   23.2      12,902    11.5     140,974       193,513   79.0
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Income (loss) from operations   $  8,816    26.9    $ 14,589   26.7    $ 26,315   57.6    $ 79,147    70.8   $(142,158)    $ (13,291)  (5.4)
                               ==========  ====== ===========  =====  ==========  =====  ==========  ====== ===========   ===========  =====

                                                                      Fiscal Quarter Ended January 31, 2007
                               ---------------------------------------------------------------------------------------------------------------

                                                   Identity             Systems
                             Open Platform        and Security        and Resource                             Common
                               Solutions     %     Management    %     Management    %    Workgroup    %     Unallocated     Total        %
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Net revenue:
  Software licenses              $   194     0.8    $ 11,559   24.3     $ 7,502   17.7    $ 19,298    18.4         $ -      $ 38,553   17.7
  Maintenance and subscriptions   18,660    79.0      18,045   37.9      27,655   65.4      70,311    67.0           -       134,671   61.7
  Services                         4,774    20.2      17,947   37.7       7,136   16.9      15,305    14.6           -        45,162   20.7
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Total net revenue                 23,628   100.0      47,551  100.0      42,293  100.0    104,914   100.0           -       218,386   100.0
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Cost of revenue:
  Software licenses                   25     0.1       2,229    4.7         777    1.8       1,177     1.1          19         4,227    1.9
  Maintenance and subscriptions    2,184     9.2       2,906    6.1       2,586    6.1       3,945     3.8          34        11,655    5.3
  Services                         6,282    26.6      20,478   43.1       5,304   12.5      15,507    14.8         994        48,565   22.2
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Total cost of revenue              8,491    35.9      25,613   53.9       8,667   20.5      20,629    19.7       1,047        64,447   29.5
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Gross profit                      15,137    64.1      21,938   46.1      33,626   79.5      84,285    80.3      (1,047)      153,939   70.5
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Operating expenses:
  Sales and marketing                  -       -           -      -           -      -           -       -      90,101        90,101   41.3
  Product development             11,814    50.0      14,347   30.2       6,953   16.4      11,202    10.7       2,151        46,467   21.3
  General and administrative           -       -           -      -           -      -           -       -      24,883        24,883   11.4
  Other operating expenses             -       -           -      -           -      -           -       -      13,104        13,104    6.0
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----
Total operating expenses          11,814    50.0      14,347   30.2       6,953   16.4      11,202    10.7     130,239       174,555   79.9
                               ----------  ------ -----------  -----  ----------  -----  ----------  ------ -----------   -----------  -----

Income (loss) from operations    $ 3,323    14.1    $  7,591   16.0    $ 26,673   63.1    $ 73,083    69.7   $(131,286)    $ (20,616)  (9.4)
                               ==========  ====== ===========  =====  ==========  =====  ==========  ====== ===========   ===========  =====

Reclassifications, none of which affected net income (loss), were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                       Page 10 of 11

                                                                       Novell, Inc.
                                      Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                      (In thousands)

                                                                                  Fiscal Year                                           Change from
                                             Q1 2007      %     Q4 2007%       2007        %      Q1 2008     %     Q1 2008 to Q4 2007  Q1 2008 to Q1 2007
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ------------------  -----------------
  Open platform solutions
    Linux platform products
      Software licenses                       $     -      -     $     -       -     $     -      -      $     -      -     $     -        -    $     -       -
      Maintenance and subscriptions            16,881    7.7      25,122    10.3      87,391    9.4       27,890   12.1       2,768     11.0     11,009    65.2
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------
                                               16,881    7.7      25,122    10.3      87,391    9.4       27,890   12.1       2,768     11.0     11,009    65.2
    Other open platform products
      Software licenses                           194    0.1           -       -         197    0.0            -      -           -        -       (194) (100.0)
      Maintenance and subscriptions             1,779    0.8       1,150     0.5       6,453    0.7        2,156    0.9       1,006     87.5        377    21.2
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------
                                                1,973    0.9       1,150     0.5       6,650    0.7        2,156    0.9       1,006     87.5        183     9.3

  Total open platform solutions                18,854    8.6      26,272    10.7      94,041   10.1       30,046   13.0       3,774     14.4     11,192    59.4

  Identity and security management
    Identity and access management
      Software licenses                        10,371    4.7      14,289     5.8      46,349    5.0       11,866    5.1      (2,423)   (17.0)     1,495    14.4
      Maintenance and subscriptions            14,410    6.6      17,034     7.0      61,520    6.6       16,613    7.2        (421)    (2.5)     2,203    15.3
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------
                                               24,781   11.3      31,323    12.8     107,869   11.6       28,479   12.3      (2,844)    (9.1)     3,698    14.9
    Other identity and security management
      Software licenses                         1,188    0.5         607     0.2       4,157    0.4          752    0.3         145     23.9       (436)  (36.7)
      Maintenance and subscriptions             3,635    1.7       3,157     1.3      13,657    1.5        3,097    1.3         (60)    (1.9)      (538)  (14.8)
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------
                                                4,823    2.2       3,764     1.5      17,814    1.9        3,849    1.7          85      2.3       (974)  (20.2)

  Total identity and security management       29,604   13.6      35,087    14.3     125,683   13.5       32,328   14.0      (2,759)    (7.9)     2,724     9.2

  Systems and resource management
      Software licenses                         7,502    3.4      10,398     4.2      35,234    3.8        8,171    3.5      (2,227)   (21.4)       669     8.9
      Maintenance and subscriptions            27,655   12.7      28,744    11.7     112,510   12.1       28,866   12.5         122      0.4      1,211     4.4

  Total systems and resource management        35,157   16.1      39,142    16.0     147,744   15.8       37,037   16.0      (2,105)    (5.4)     1,880     5.3

  Workgroup
    Open Enterprise Server
      Software licenses                         8,317    3.8      10,565     4.3      37,820    4.1        8,324    3.6      (2,241)   (21.2)         7     0.1
      Maintenance and subscriptions            40,682   18.6      40,369    16.5     161,435   17.3       40,298   17.5         (71)    (0.2)      (384)   (0.9)
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------
                                               48,999   22.4      50,934    20.8     199,255   21.4       48,622   21.1      (2,312)    (4.5)      (377)   (0.8)
    NetWare and other NetWare-related
      Software licenses                         5,017    2.3       4,588     1.9      18,972    2.0        3,943    1.7        (645)   (14.1)    (1,074)  (21.4)
      Maintenance and subscriptions             2,195    1.0       1,553     0.6       6,810    0.7        1,558    0.7           5      0.3       (637)  (29.0)
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------
                                                7,212    3.3       6,141     2.5      25,782    2.8        5,501    2.4        (640)   (10.4)    (1,711)  (23.7)
    Collaboration
      Software licenses                         5,265    2.4       7,986     3.3      27,116    2.9        6,574    2.8      (1,412)   (17.7)     1,309    24.9
      Maintenance and subscriptions            19,639    9.0      20,434     8.3      79,628    8.5       20,786    9.0         352      1.7      1,147     5.8
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------
                                               24,904   11.4      28,420    11.6     106,744   11.4       27,360   11.8      (1,060)    (3.7)     2,456     9.9
    Other workgroup
      Software licenses                           699    0.3       2,604     1.1       6,262    0.7          801    0.3      (1,803)   (69.2)       102    14.6
      Maintenance and subscriptions             7,795    3.6       9,545     3.9      34,950    3.7        7,919    3.4      (1,626)   (17.0)       124     1.6
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------
                                                8,494    3.9      12,149     5.0      41,212    4.4        8,720    3.8      (3,429)   (28.2)       226     2.7

  Total workgroup                              89,609   41.0      97,644    39.9     372,993   40.0       90,203   39.1      (7,441)    (7.6)       594     0.7

  Total software licenses, maintenance
    and subscriptions
      Software licenses                        38,553   17.7      51,037    20.8     176,107   18.9       40,431   17.5     (10,606)   (20.8)     1,878     4.9
      Maintenance and subscriptions           134,671   61.7     147,108    60.1     564,354   60.5      149,183   64.6       2,075      1.4     14,512    10.8
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------
  Total product revenue                       173,224   79.3     198,145    80.9     740,461   79.4      189,614   82.1      (8,531)    (4.3)    16,390     9.4
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------

  Services                                     45,162   20.7      46,791    19.1     192,038   20.6       41,312   17.9      (5,479)   (11.7)    (3,850)   (8.5)
                                            ----------  -----  ----------  ------  ----------  -----   ---------- ------   ---------  -------  --------- -------

Total net revenue                           $ 218,386  100.0   $ 244,936   100.0   $ 932,499  100.0    $ 230,926  100.0    $(14,010)    (5.7)  $ 12,540     5.7
                                           ==========  =====  ==========  ======  ==========  =====   ==========  ======   =========  =======  ========= =======

Reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 11 of 11
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Identity and Security Management

                              Identity and Access Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > Web Services
                                    > eDirectory

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management
                              > ZENworks Configuration Management

                        Workgroup

                              Open Enterprise Server

                                    > Open Enterprise Server

                              NetWare and Other NetWare-Related

                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise

                              Other Workgroup

                                    > BorderManager

                        Services

                              > Professional Services
                              > Technical Support Services
                              > Training Services